UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024
INTEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-06217	94-1672743
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Mission College Boulevard, Santa Clara, California		95054-1549
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (408) 765-8080

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	INTC	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
As previously disclosed, on June 4, 2024, Intel Ireland Limited (“Intel Ireland”), a wholly-owned subsidiary of Intel Corporation (“Intel” and, together with Intel Ireland, “we,” “our” or “us”), entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with AP Grange Holdings, LLC (“Co-Investor”), an entity formed at the direction of and managed by certain affiliates of Apollo Global Management, Inc.
Consummation of the transactions contemplated by the Purchase and Sale Agreement (the “Closing”) was subject to the satisfaction of certain limited customary conditions. On June 12, 2024, following satisfaction of the closing conditions of the Purchase and Sale Agreement, Intel and the parties thereto consummated the Closing.
In connection with the Closing, under the Purchase and Sale Agreement, Co-Investor acquired from Intel Ireland a 49% ownership interest in Grange Newco LLC, a Cayman Islands limited liability company (“JV Company”) formed by Intel Ireland in connection with Fab 34, Intel’s leading-edge fabrication facility designed for manufacturing wafers using the Intel 4 and Intel 3 process technologies in Leixlip, Ireland, for approximately $11 billion. The remaining 51% ownership interest in JV Company remains under the ownership of Intel Ireland.
As contemplated by the Purchase and Sale Agreement, in connection with the Closing, Intel Ireland and Co-Investor entered into the amended and restated limited liability company agreement of JV Company (the “Limited Liability Company Agreement”) on June 12, 2024 in the form previously filed with and described in Intel’s Current Report on Form 8‑K dated June 4, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)

Date:	June 14, 2024	By:	/s/ April Miller Boise
April Miller Boise
Executive Vice President and Chief Legal Officer